                                                                       EXHIBIT 1

                        7,000,000 SHARES OF COMMON STOCK

                      AMERICAN MOBILE SATELLITE CORPORATION

                             UNDERWRITING AGREEMENT

                                                                  July ___, 1999

Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
SoundView Technology Group, Inc.
c/o  Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York 10167

Ladies and Gentlemen:

              American Mobile Satellite Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (collectively, the "Underwriters") an aggregate of 7,000,000 shares (the "Firm Shares") of its common stock, par value $0.01 per share (the "Common Stock"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, Motorola, Inc., a Delaware corporation ("Motorola"), proposes, at the option of the Underwriters, to sell to the Underwriters up to an additional 1,050,000 shares (the "Additional Shares") of Common Stock owned by Motorola. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement referred to below.

              1.     Representations and Warranties of the Company and Motorola.

              (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

              (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-81459), and one or more amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Common Stock, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act and the documents incorporated by reference therein pursuant to Item 12 of

       Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is hereinafter referred to as the "Registration Statement". If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), each in the form heretofore delivered to the Underwriters). No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The Company, if required by the Securities Act Regulations, proposes to file the Prospectus (as defined below) with the Commission pursuant to Rule 424(b) of the Securities Act Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, is hereinafter referred to as the "Prospectus", except that, subject to Section 4(a) below, if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "Offering") which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus". All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to refer to and include (i) any document which is incorporated therein by reference, (ii) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (iii) any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

              (ii) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the Closing Date referred to in Section 2 hereof, complied and will comply in all material respects with the requirements of the Securities Act and the Exchange Act and the respective rules and regulations thereunder, and did not and as of the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of the date hereof (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, in which case at the time it is first provided to the Underwriters for such use) and on the Closing Date, does not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section (1)(ii) shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Underwriter (as described in Section 12 hereof) expressly for use in the Registration Statement or the Prospectus. The information contained in the Preliminary Prospectus and Prospectus filed as part of the Registration Statement, as part of any amendment thereto or pursuant to Rule 424 under the Securities Act Regulations, if filed by electronic transmission pursuant to Regulation S-T under the Securities Act, was identical to the information contained in each copy thereof delivered to the Underwriters for use in connection with the Offering (except as may be permitted by Regulation S-T under the Securities Act). There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement under the Securities Act or the Exchange Act that have not been described or filed therein as required, and there are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Prospectus that have not been described therein as required.

              (iii) Each of the Company and its material subsidiaries listed in
       Schedule II hereto (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Prospectus and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except where the failure to be so qualified could not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise) or affairs of the Company and its subsidiaries, taken as a whole, (y) interfere with or materially adversely affect the issuance or sale of the Shares pursuant hereto or
       (z) in any manner materially adversely affect the validity of this Agreement or the transactions described in the Prospectus under the captions "How We Intend to Use the Proceeds from the Offering" or "The XM Radio Transactions" (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").

              (iv) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive or similar rights. At March 31, 1999, after giving effect to the issuance and sale of the Shares pursuant hereto and the application of the net proceeds from the sale thereof, the Company had the pro forma consolidated capitalization as set forth in the Prospectus under the caption "Capitalization".

              (v) Except as disclosed in the Prospectus, as of the dates indicated therein and as of the Closing Date, all of the outstanding capital stock of, or other ownership interests in, the Company's subsidiaries is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

              (vi) Except as disclosed in the Prospectus, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any of its subsidiaries.

              (vii) The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and is listed for quotation on the Nasdaq National Market System ("Nasdaq"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

              (viii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Shares as provided herein and the power to effect the Use of Proceeds as described in the Prospectus.

              (ix) The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

              (x) This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by Motorola and the Underwriters, is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

              (xi) Neither the Company nor any of its subsidiaries is, nor after giving effect to the Offering will be, (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (C) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934 (the "Communications Act") and the rules and regulations of the Federal Communications Commission (the "FCC"), and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company or any of its subsidiaries or any of their assets or properties (whether owned or leased) which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument which could reasonably be expected to have a Material Adverse Effect.

              (xii) Except as disclosed in the Prospectus, none of (a) the execution, delivery or performance by the Company of this Agreement, (b) the issuance and sale of the Shares and (c) the consummation by the Company of the transactions contemplated hereby and in the Prospectus under the heading "The XM Radio Transactions", violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent (other than consents that have already been obtained) under, or result in the imposition of a lien on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (1) the charter or bylaws of the Company or any of its subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its subsidiaries or their properties is or may be bound, (3) any material statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement or (2) the issuance and sale of the Shares and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date under the Securities Act, the Exchange Act and state securities or Blue Sky laws and regulations or such as may be required by the National Association of Securities Dealers, Inc. (the "NASD").

              (xiii) There is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is a party or to which the business or property of the Company or any of its subsidiaries may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets, or property of the Company or any of its subsidiaries are or may be subject, that, in the case of clauses (A), (B) and (C) above, (1) is required to be disclosed in the Prospectus and that is not so disclosed, or (2) could reasonably be expected to result in a Material Adverse Effect.

              (xiv) To the Company's knowledge, no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Shares or prevents or suspends the use of the Prospectus; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Shares or prevents or suspends the sale of the Shares in any jurisdiction referred to in Section 4(d) hereof; and every request made to the Company by any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

              (xv) The Company has delivered to the Underwriters or otherwise made available to them true and correct copies of all material documents and agreements, including all amendments. modifications or waivers thereto, related to its subsidiaries, including XM Satellite

       Radio Holdings, Inc. and XM Satellite Radio, Inc., and all such documents and agreements are in effect, except as could not reasonably be expected to have a Material Adverse Effect.

              (xvi) The entities listed on Schedule II hereto are the only material subsidiaries of the Company.

              (xvii) To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries. None of the Company or any of its subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees,
       (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except those violations, in the case of
       (A), (B) or (C) that could not reasonably be expected to have a Material Adverse Effect.

              (xviii) None of the Company or any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") except those violations that could not reasonably be expected to have a Material Adverse Effect.

              (xix) Each of the Company and its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their businesses except where the failure to have such permits could not reasonably be expected to result in a Material Adverse Effect; except as set forth in the Prospectus, each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or such subsidiary, as the case may be.

              (xx) Each of the Company and its subsidiaries has (A) title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens (as defined in the indenture governing the Company's 12 1/4% Senior Notes due 2008)), taxes not yet payable, and general regulatory restrictions) except as could not reasonably be expected to result in a Material Adverse Effect and (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect. All material leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or such subsidiary, as the case may be, has occurred and is continuing thereunder and, to the best knowledge of the Company, no material defaults by the landlord are existing under any such lease, except as could not reasonably be expected to have a Material Adverse Effect.

              (xxi) Except as disclosed in the Prospectus, each of the Company and its subsidiaries owns, possesses or has the right to employ all material patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction (other than regulatory restrictions) or lien of any kind of any other person, and none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, except as disclosed in the Prospectus. The use of the Intellectual Property in connection with the business and operations of the Company or any of its subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

              (xxii) All material tax returns required to be filed by the Company or any of its subsidiaries in all jurisdictions have been so filed, except where failure to so file could not reasonably be expected to have a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company or any of its subsidiaries, or the assets or property of the Company or any of its subsidiaries, except those tax assessments for which adequate reserves have been established.

              (xxiii) Except as disclosed in the Prospectus, there are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company of this Agreement to which it is a party or the consummation by the Company or any of its subsidiaries of the transactions contemplated hereby, have the right to request or demand that the Company or any of its subsidiaries register under the Securities Act or analogous foreign laws and regulations securities held by them.

              (xxiv) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

              (xxv) The Company carries in-orbit insurance with respect to MSAT-2. Except with respect to MSAT-2, each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Company and its subsidiaries and their respective businesses. None of the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

              (xxvi) None of the Company or any of its subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Common Stock or (B) since the date of the Preliminary Prospectus (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Common Stock or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries.

              (xxvii) Subsequent to the respective dates as of which information is given in the Prospectus and up to the Closing Date, except as set forth in the Prospectus, (A) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business, (B) there has not been any change or development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or its subsidiaries on any class of their capital stock.

              (xxviii) To the Company's knowledge, the accountants who have certified or will certify the financial statements included or to be included as part of the Prospectus are independent accountants as required by the Securities Act. Except as expressly stated in the letters delivered pursuant to Section 6(e) hereof, the historical financial statements, including those incorporated by reference, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-3 under the Securities Act and under the Exchange Act, as applicable and present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries, at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Prospectus have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions described in the Prospectus; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-3 under the Securities Act, except as expressly stated therein. The other financial and statistical information and data included in the Prospectus, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Prospectus and the books and records of the Company and its subsidiaries.

              (xxix) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

              (xxx) Each of the Company and its subsidiaries has implemented Year 2000 compliance programs designed to ensure that its computer systems and applications will function properly beyond 1999. The Company believes that adequate resources have been allocated for this purpose and expects the Company's and its subsidiaries' Year 2000 date conversion programs to be completed on a timely basis.

              (xxxi) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                 (b) Motorola represents and warrants to, and agrees with the several Underwriters that:

                 (i) The execution, delivery and performance of this Agreement by Motorola and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Motorola pursuant to the terms of, any agreement, instrument, franchise, license or permit to which Motorola is a party or by which Motorola or any of its property or assets may be bound, including, without limitation, the terms of any trust or similar agreement under which Motorola was formed, or (B) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Motorola or its properties or assets.

                 (ii) Motorola has, and will have at the time of delivery of the Shares to be sold by it, full legal right, power, authority and capacity, and, except as required under the Securities Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by Motorola hereunder.

                 (iii) This Agreement has been duly and validly authorized, executed and delivered by Motorola and, assuming the execution and delivery by the other parties hereto and thereto, is the valid and binding obligation of Motorola, enforceable against Motorola in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

                 (iv) Motorola has good, valid and marketable title to the Shares to be sold by it pursuant to this Agreement, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts, options and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such Shares as herein contemplated, each of the Underwriters will receive good, valid and marketable title to the Shares purchased by it from Motorola, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts, options and other defects in title whatsoever.

                 (v) None of Motorola or any of its subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Common Stock or (B) since the date of the Preliminary Prospectus (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Common Stock or
       (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries.

                 (vi) Except as disclosed in the Prospectus, Motorola (A) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by to the Underwriters pursuant to this Agreement, and (B) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company.

                 (vii) Except as disclosed in the Prospectus, Motorola does not possess any registration rights with respect to any securities of the Company or its subsidiaries.

                 The Company and Motorola acknowledge that each of the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 6 hereof, counsel to the Company, counsel to Motorola and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

              2. Purchase, Sale and Delivery of the Shares.

                 (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $__, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto.

                 (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the office of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York, 10022, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M. on July ___, 1999 (unless postponed in accordance with the provisions of Section 9 hereof) after the determination of the public offering price of the Firm Shares, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in same day funds, against delivery to the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as the Underwriters may request in writing at least two full business days prior to the Closing Date. The Company will permit the Underwriters to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                 (c) In addition, Motorola hereby grants to the Underwriters the option to purchase up to 1,050,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by the Underwriters to Motorola. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Underwriters, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Underwriters may request in writing at least two full business days prior to the Additional Closing Date. Motorola will permit the Underwriters to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                 (d) The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as the Underwriters in their sole discretion shall make.

                 (e) Payment for the Additional Shares shall be made by wire transfer in same day funds payable to the order of Motorola at the office of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York, 10022, or such other location as may be mutually acceptable, against delivery of the certificates for the Additional Shares to the Underwriters.

              3. Offering. Upon the Underwriters' authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

              4. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                 (a) The Company will notify the Underwriters as soon as reasonably practicable (and, if requested by the Underwriters, will confirm such notice in writing) (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment of or supplement to the Registration Statement or the Prospectus or any document to be filed pursuant to the Exchange Act during any period when the Prospectus is required to be delivered under the Securities Act, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments or inquiries from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any post-effective amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares which differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations) to which the Underwriters or Underwriters' Counsel (as hereinafter defined) shall reasonably object, will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

                 (b) If any event shall occur as a result of which the Prospectus would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Securities Act or the Securities Act Regulations, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Underwriters) which will correct such statement or omission or which will effect such compliance.

                 (c) The Company has delivered to the Underwriters five signed copies of the Registration Statement as originally filed, including exhibits, and all amendments thereto, and the Company will promptly deliver to each of the Underwriters, from time to time during the period that the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus and the Registration Statement, and all amendments of and supplements to such documents, if any, as the Underwriters may reasonably request.

                 (d) The Company will endeavor in good faith, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as the Underwriters may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                 (e) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs (or if such fiscal quarter is the Company's fourth fiscal quarter, not later than 90 days after the end of such quarter), an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act).

                 (f) Except as disclosed in the Prospectus, during the period of 120 days from the date of the Prospectus, the Company will not, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose (or announce any offer, sale, contract to sell, grant of an option to purchase, pledge or other disposition) of any shares of Common Stock of the

Company or any securities convertible into or exercisable or exchangeable for such Common Stock, except that the Company may issue (i) shares of Common Stock and options to purchase Common Stock under its 1989 Stock Option Plan (as such term is defined in the Prospectus), (ii) shares of Common Stock upon exercise of warrants to purchase Common Stock that were issued and outstanding on the date of the Prospectus, (iii) shares to be issued to XM Ventures as described in the Prospectus under the heading "The XM Radio Transactions" or (iv) shares of Common Stock in connection with strategic relationships and acquisitions of businesses, technologies and products complementary to those of the Company, so long as the recipients of such shares agree to be bound by a lock-up agreement substantially in the form of Exhibit E hereto (which shall provide that any transferees and assigns of such recipients shall be bound by the lock-up agreement) for the remainder of the 120-day lock-up period.

                 (g) During a period of three years from the date of the Prospectus, the Company will furnish to the Underwriters copies of (i) all reports to its stockholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

                 (h) The Company will apply the proceeds from the sale of the Shares as set forth under "How We Intend to Use the Proceeds from the Offering" in the Prospectus.

                 (i) If the Company elects to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' reasonable satisfaction.

                 (j) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

              5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereto (including all exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Memorandum" and the fees of counsel in connection therewith and such counsel's disbursements in relation thereto, in an amount not to exceed $7,500, (iv) listing of the Shares for quotation on the Nasdaq, (v) filing fees of the Commission and the NASD, (vi) the cost of printing certificates representing the Shares, and (vii) the cost and charges of any transfer agent or registrar.

              6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and Motorola herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Underwriters or to Latham & Watkins ("Underwriters' Counsel") pursuant to this Section 6 of any material misstatement or omission, to the performance by the Company and Motorola of their obligations hereunder, and to the following additional conditions:

                 (a) The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to by the Underwriters, and shall continue to be effective; no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or, to the Company's knowledge, threatened by the Commission; the Prospectus shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) of the Securities Act Regulations within the prescribed time period; and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing or transmittal.

                 (b) All of the representations and warranties of the Company and Motorola contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and Motorola shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

                 (c) The Prospectus shall have been printed and copies distributed to the Underwriters not later than 10:00 a.m., New York City time, on the second business day following the date of this Agreement or at such later date and time as to which the Underwriters may agree, and no stop order suspending the qualification or exemption from qualification of the Shares in any jurisdiction referred to in Section 4(d) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                 (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Shares; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect.

                 (e) Since the dates as of which information is given in the Prospectus and except as contemplated by the Prospectus, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Prospectus, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, (iii) neither the Company nor any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Prospectus. Since the date hereof and since the dates as of which information is given in the Prospectus, there shall not have occurred any material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                 (f) The Underwriters shall have received (I) a certificate, dated the Closing Date, signed on behalf of the Company by each of the Company's Chief Executive Officer and Chief Financial Officer in form and substance reasonably satisfactory to the Underwriters, confirming, as of the Closing Date, the matters set forth in paragraphs (a) through (e) of this Section 6 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed in all material respects and (ii) a certificate, dated the Closing Date, signed on behalf of the Company's Secretary, in form and substance reasonably satisfactory to the Underwriters.

                 (g) The Underwriters shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters, of Arnold & Porter, counsel for the Company, to the effect set forth in Exhibit A hereto.

                 (h) The Underwriters shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters, of Fisher Wayland Cooper Leader & Zaragoza L.L.P., counsel for the Company, to the effect set forth in Exhibit B hereto.

                 (i) The Underwriters shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters, of Randy S. Segal, General Counsel for the Company, to the effect set forth in Exhibit C hereto.

                 (j) The Underwriters shall have on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters, of Carol Forsyte, Senior Counsel to Motorola, to the effect set forth in Exhibit D hereto.

                 (k) The Underwriters shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, of Latham & Watkins, counsel to the Underwriters, covering such matters as are customarily covered in such opinions.

                 (l) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 6 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                 (m) At the time this Agreement is executed and at the Closing Date the Underwriters shall have received from each of Arthur Andersen LLP, independent public accountants for the Company and its subsidiaries, and KPMG LLP, independent public accountants for XM Satellite Radio Holdings, Inc. and XM Satellite Radio, Inc., dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Underwriters and in form and substance satisfactory to the Underwriters and counsel to the Underwriters with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Prospectus.

                 (n) At the time this Agreement is executed, the Underwriters shall have received a "lock-up" agreement, substantially in the form attached as Exhibit F hereto, from each of the officers and directors of the Company identified on Exhibit G hereto.

                 (o) At the time this Agreement is executed, the Underwriters shall have received a "lock-up" agreement, substantially in the form attached as Exhibit H hereto, from each of Hughes Communications Satellite Services, Inc. and AT&T Wireless Services, Inc.

                 (p) At the time this Agreement is executed, the Underwriters shall have received a "lock-up" agreement, substantially in the form attached as Exhibit I hereto, from Motorola.

                 (q) At the Closing Date, the Shares shall have been approved for quotation on the Nasdaq.

                 (r) At the time this Agreement is executed and at the Closing Date, the NASD shall not have withdrawn, or given notice of an intention to withdraw, its approval of the fairness of the underwriting terms and arrangements of the Offering of the Shares by the Underwriters.

                 (s) All opinions, certificates, letters and other documents required by this Section 6 to be delivered by the Company and Motorola will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters. The Company and Motorola will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as Bear Stearns shall reasonably request. Prior to the Closing Date, the Company and Motorola shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

       If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by the Underwriters at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by the Underwriters at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company and Motorola in writing, or by telephone, telecopy, telex or telegraph, confirmed in writing.

              7. Indemnification.

              (a) The Company agrees to indemnify and hold harmless (i) each of the Underwriters, (ii) each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each of the Underwriters or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case (i) to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein and (ii) with respect to any Preliminary Prospectus or Preliminary Prospectus supplement to the extent that any such loss, claim, damage or liability results from the fact that an Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or Prospectus supplement as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and with sufficient time to effect a recirculation pursuant to Rule 461 under the Securities Act and the loss, claim, damage or liability of the Underwriters results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or Preliminary Prospectus supplement which was identified in writing prior to the effective date of the registration statement to such underwriter and corrected in the Prospectus or Prospectus supplement as then amended, and such correction would have cured the defect giving rise to such loss, claim, damage or liability. The foregoing indemnity shall be in addition to any liability which the Company may otherwise have.

              (b) Motorola agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to Motorola furnished in writing by or on behalf of Motorola expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus. Notwithstanding the foregoing, the aggregate liability of Motorola pursuant to the provisions of this paragraph shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by Motorola from the sale of Shares owned by it hereunder.

              (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless (i) the Company and Motorola, (ii) each person, if any, who controls the Company and Motorola within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, partners, employees, representatives and agents of the Company and Motorola, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus, preliminary prospectus supplement or prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement.

                 (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a),
(b) or (c) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

              8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and Motorola (the "Sellers"), on the one hand, and each Underwriter, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Sellers any contribution received by the Sellers from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Sellers and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Sellers, on the one hand, and such Underwriter, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers, on the one hand, and each Underwriter, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers, on the one hand, and each Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, (A) each person, if any, who controls either of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each of the Underwriters or any controlling person shall have the same rights to contribution as such Underwriter, and (A) each person, if any, who controls any of the Sellers within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Sellers shall have the same rights to contribution as the Sellers, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld. Notwithstanding the foregoing, the aggregate liability of Motorola pursuant to the provisions of this paragraph shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by Motorola from the sale of its Shares hereunder.

              9. Default by an Underwriter.

                 (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Underwriters pursuant to Subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                 (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Underwriters may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default the Underwriters do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement, or in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

                 (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Underwriters or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Additional Shares.

              10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and Motorola contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or Motorola, any of their officers and directors, or any of their controlling persons, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 11(d) and 12 hereof shall survive the termination of this Agreement, including termination pursuant to
Section 9 or 11 hereof.

              11. Effective Date of Agreement; Termination.

                 (a) This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                 (b) The Underwriters shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if on or prior to such date, (i) either of the Company or Motorola shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Underwriters hereunder as provided in Section 6 is not fulfilled when and as required in any material respect, (iii) in the judgment of the Underwriters any changes of circumstance shall have occurred since the respective dates as of which information is given in the Prospectus which could have a Material Adverse Effect, other than as set forth in the Prospectus, or (iv) (A) any domestic or international event or act or occurrence has materially adversely effected, or in the opinion of the Underwriters will in the immediate future materially adversely effect, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange ("NYSE") or quotations on the Nasdaq shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Underwriters' judgment, to make it inadvisable or impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' judgment, makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

                 (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telecopy, telex, or telegraph, confirmed in writing by letter.

                 (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriters, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) incurred by the Underwriters in connection herewith.

                 (e) If the sale of the Additional Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of Motorola to perform any agreement herein or comply with any provision hereof, Motorola will, subject to demand by the Underwriters, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) incurred by the Underwriters in connection therewith.

              12. Underwriters' Information. The Company, Motorola and the Underwriters severally acknowledge that the statements set forth in (i) the last paragraph of the outside front cover of the Prospectus concerning the delivery of the shares of Common Stock to the Underwriters and the offering of such shares by the Underwriters; (ii) the fourth paragraph under the caption "Underwriting" in the Prospectus concerning the proposed public offering price, discount and concession; and (iii) the seventh and eighth paragraphs under the caption "Underwriting" in the Prospectus concerning transactions that stabilize, maintain, or otherwise affect the price of the Common Stock, constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, as originally filed or in any amendment thereof, any related Preliminary Prospectus or preliminary prospectus supplement or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

              13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Underwriters shall be mailed, delivered, telegraphed or telecopied to the Underwriters, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Gregory A. Ezring, telecopy number: (212) 751-4864; and if sent to the Company, shall be mailed, delivered, telexed, telegraphed or telecopied to American Mobile Satellite Corporation, 10802 Parkridge Boulevard, Reston, Virginia 20191, Attention: Randy S. Segal, Senior Vice-President, General Counsel and Secretary, telecopy number: (703) 758-6134, with a copy to Arnold & Porter, 555 Twelfth Street, Washington, D.C. 20004, Attention: Richard
E. Baltz, telecopy number: (202) 942-5999; and if sent to Motorola, shall be mailed, delivered, telexed, telegraphed or telecopied to Motorola, Inc., 1303 East Algonquin Road, Schaumburg, Illinois 60196, Attention: General Counsel, telecopy number: (847) 576-3628; provided, however, that any notice pursuant to Sections 7 or 8 shall be mailed, delivered, telegraphed or telecopied and confirmed in writing.

              14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, Motorola and the controlling persons, directors, officers, employees and agents referred to in
Section 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

              15. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within New York, without giving any effect to any provisions thereof relating to conflicts of law. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

              16. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

              17. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

       If the foregoing correctly sets forth the understanding among the Underwriters, the Company and Motorola, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                Very truly yours,

                                AMERICAN MOBILE SATELLITE CORPORATION

                                By:
                                    ----------------------------------
                                Name:
                                Title:

                                MOTOROLA, INC.

                                By:
                                    ----------------------------------
                                Name:
                                Title:

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
            Acting on behalf of itself and the several
            Underwriters named in Schedule I hereto

BEAR, STEARNS & CO. INC.

By:
    ----------------------------------
    Name:
    Title:

                                   SCHEDULE I

                                                                                        Number of Firm
Name of Underwriter                                                             Shares to be Purchased
------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. ...........................................................................
Credit Suisse First Boston Corporation..............................................................
Deutsche Bank Securities Inc........................................................................
SoundView Technology Group..........................................................................
[others]............................................................................................
 ....................................................................................................
 ....................................................................................................

     Total..........................................................................................

                                   SCHEDULE II

                              Material Subsidiaries

AMSC Acquisition Company, Inc.

AMSC Subsidiary Corporation

XM Satellite Radio Holdings, Inc.

                                                                       Exhibit A

                       FORM OF OPINION OF ARNOLD & PORTER

       1. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement and to consummate the transactions contemplated thereby and in the Prospectus under the heading "The XM Radio Transactions," including, without limitation, the corporate power and authority to issue, sell and deliver the Shares as provided therein.

       2. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company, and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

       3. The Registration Statement, Preliminary Prospectus and Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Securities Act and the Securities Act Regulations; it being understood, however, that such counsel need not express an opinion with respect to the financial statements, schedules and other financial and market data included in the Registration Statement, Preliminary Prospectus or Prospectus.

       4. To such counsel's knowledge, there are no contracts or other agreements of a character required to be filed as an exhibit to the Registration Statement that are not so filed.

       5. The Registration Statement has become effective under the Securities Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

       6. None of (A) the execution, delivery or performance by the Company of the Underwriting Agreement, (B) the issuance and sale of the Shares or (C) the consummation by the Company of the transactions described in the Prospectus under the caption "How We Intend to Use the Proceeds from the Offering" and "The XM Radio Transactions" violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound that has been filed or incorporated by reference as an exhibit to any filing by the Company with the Securities and Exchange Commission, (iii) and statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties or (iv) to the best of our knowledge, any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except as would not, individually or in the aggregate, have a material adverse effect. Assuming compliance with applicable state securities and Blue Sky Laws and Federal Communications Commission law, as to which we express no opinion, no consent, approval, authorization or order of, or filing, registration or qualification of or with, (a) any court or governmental agency, body or administrative agency or (b) any other person is required for (1) the execution, delivery and performance by the Company of the Underwriting Agreement, (2) the issuance and sale of the Shares or (3) consummation by the Company of the transactions described in the Prospectus except such as have been obtained and made or have been disclosed in the Prospectus, and except as would not, individually or in the aggregate, have a material adverse effect

       7. The statements contained in the Prospectus under the captions "Certain Relationships and Related Transactions" and "Description of Capital Stock", in each case insofar as such statements constitute statements of law, descriptions of statutes, rules or regulations or legal conclusions, summarize fairly in all material respects the matters required to be disclosed therein.

       8. None of the Company or any of its subsidiaries is an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act.

       Such counsel shall state in a separate letter:

       We have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Underwriters and their representatives at which the contents of the Registration Statement, Preliminary Prospectus and Prospectus and related matters were discussed and, although we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, Preliminary Prospectus or Prospectus (except as indicated above), on the basis of the foregoing, no facts have come to our attention which led us to believe that the Registration Statement, Preliminary Prospectus and Prospectus, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial and statistical data included therein).

                                                                       Exhibit B

        FORM OF OPINION OF FISHER WAYLAND COOPER LEADER & ZARAGOZA L.L.P.

       1. Except as set forth in the Prospectus, the (i) the FCC has granted the Company all material authorizations needed to construct, launch, and operate a mobile satellite system and offer, on a common carrier basis, a variety of domestic and international mobile satellite communications services, including aeronautical, maritime and land mobile services pursuant to such authorization,
(ii) the FCC has assigned the Company an orbital location at 101 degrees W.L. for the Company's first satellite and frequency bands 1544 to 1559 MHz and 1645.5 to 1660.5 MHz to provide further authorized mobile satellite services,
(iii) the FCC has granted XM Satellite Radio Holdings, Inc. ("XM") all material authorizations needed to construct, launch, and operate a satellite radio service and offer a subscription service on a non-common carrier basis, and (iv) the FCC has assigned XM two orbital locations at _____ and _____ to provide such satellite radio service.

       2. Except as set forth in the Prospectus, the FCC has granted the Company all material authorizations needed to construct and operate a two-way wireless data network and offer, on a common carrier basis, a variety of two-way wireless data services.

       3. Except for such FCC consents, approvals, authorizations or orders that have already been obtained, no material consent, approval, authorization or order of the FCC is required to be obtained by the Company or its subsidiaries under the Communications Laws for the consummation of the transactions contemplated under the Underwriting Agreement, except that, from time to time, the Company and its subsidiaries may be required to obtain certain authorizations that would be required in the ordinary course of business.

       4. The execution and delivery of the Underwriting Agreement, and the consummation of the transactions contemplated thereunder, by the Company do not and will not violate any material provision of the Communications Laws.

       5. The statements set forth in the Prospectus under the captions "RISK FACTORS--Our wireless business is subject to domestic and international regulation which could impose significant costs or otherwise harm our business, "RISK FACTORS--XM Radio's business involves significant risks and these risks may impair the value of our investment in XM Radio--Oversight by the FCC and other regulatory bodies involves costs and risks" and "REGULATION," insofar as such statements constitute a summary of material (a) legal matters, (b) documents, or (c) proceedings under the Communications laws, fairly present the information contained under such captions in light of the circumstances in which they were made.

       6. Except as set forth in the Prospectus, to our knowledge, there is no investigation or complaint before the FCC pending or threatened in writing that is specifically directed against or in respect of the Company or its subsidiaries (including XM Satellite Radio Holdings, Inc.), or any of the FCC licenses held by the Company or its subsidiaries (including XM Satellite Radio Holdings, Inc.) that would reasonably be expected to result in the revocation of any material FCC authorizations or otherwise to materially impair the operations of the Company or its subsidiaries (including XM Satellite Radio Holdings, Inc.).

                                                                       Exhibit C

FORM OF OPINION OF RANDY S. SEGAL, GENERAL COUNSEL TO AMERICAN MOBILE SATELLITE CORPORATION

       1. Each of the Company and its subsidiaries is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, have a Material Adverse Effect.

       2. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights under the Delaware General Corporation Law. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Prospectus.

       3. Except as disclosed in the Prospectus, all of the outstanding capital stock of each subsidiary of the Company is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

       4. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement and to consummate the transactions contemplated thereby and in the Prospectus, including, without limitation, the corporate power and authority to issue, sell and deliver the Shares as provided in the Underwriting Agreement and in the Prospectus.

       5. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due execution by the other parties thereto, is the legally valid and binding agreement of the Company.

       6. Except as described in the Prospectus, none of (A) the execution, delivery or performance by the Company of the Underwriting Agreement, (B) the issuance and sale of the Shares or (C) the consummation by the Company of the transactions described in the Prospectus under the caption "How We Intend to Use the Proceeds from the Offering" violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound (assuming all of such agreements are governed by New York law), (iii) any statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties or (iv) to the best of my knowledge, any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. Assuming compliance with applicable state securities and Blue Sky laws, as to which I express no opinion, and the filing of a registration statement under the Securities Act of 1933, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for (1) the execution, delivery and performance by the Company of the Underwriting Agreement, (2) the issuance and sale of the Shares or (3) the consummation by the Company of the transactions contemplated by the Underwriting Agreement and in the Prospectus under the heading "The XM Radio Transactions," except such as have been obtained and made or have been disclosed in the Prospectus.

       7. To the best of my knowledge, there is (a) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which any of the Company or any of its subsidiaries is or may be a party or to which the business or property of any of the Company or any of its subsidiaries is or may be subject, (b) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, or (c) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which any of the Company or any of its subsidiaries is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (a), (b) and (c) above, is required to be disclosed in the Prospectus and that is not so disclosed.

       8. To the best of my knowledge, except as set forth in the Prospectus, there are no holders of any securities of the Company or any of its subsidiaries who, by reason of the execution by the Company of the Underwriting Agreement or the consummation by the Company of the transactions contemplated thereby, have the right to request or demand that the Company register under the Securities Act securities held by them.

       9. To the best of my knowledge, no stop order preventing the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, has been issued.

                                                                       Exhibit D

                     FORM OF OPINION OF COUNSEL TO MOTOROLA

       1. Motorola is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

       2. The Underwriting Agreement has been duly and validly authorized, executed and delivered by Motorola and is a valid and binding obligation of Motorola, enforceable against Motorola in accordance with its terms.

       3. Motorola has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all courts and all public, governmental or regulatory agencies and bodies as are required for the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Securities Act.

       4. Upon the delivery of and payment for the Shares to be sold by Motorola pursuant to the Underwriting Agreement as herein contemplated, each of the Underwriters will receive all rights and interests in and to the Shares purchased by it from Motorola, free of any adverse claim.

       5. The execution, delivery and performance of the Underwriting Agreement by Motorola and the consummation of the transactions contemplated hereby and thereby will not violate or conflict with, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Motorola or any of its properties or assets.

                                                                       Exhibit E

                      American Mobile Satellite Corporation
                            10802 Parkridge Boulevard
                             Reston, Virginia 20191

                                LOCK-UP AGREEMENT

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Dear Sirs:

       The undersigned is a holder of securities of American Mobile Satellite Corporation, a Delaware corporation (the "Company"), and wishes to facilitate the public offering (the "Offering") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to a Registration Statement on Form S-3 (File No. 333-81549). The undersigned recognizes that the Offering will be of benefit to the undersigned.

       In consideration of the foregoing and in order to induce you to act as Underwriter in connection with the Offering, the undersigned hereby agrees, for the benefit of the Company and the Underwriter, that during the period beginning from the date hereof and continuing to and including the date 120 days after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc., offer, sell, contract to sell, swap, make any short sale, pledge, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), grant any option to purchase or otherwise dispose (or publicly announce the undersigned's intention to do any of the foregoing) of, directly or indirectly, any shares of Common Stock or other capital stock of the Company, or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock or other capital stock of the Company that the undersigned currently beneficially owns (within the meaning of Rule 13d-3 under the Exchange
Act), directly or indirectly, or may beneficially own, directly or indirectly, in the future.

       The undersigned confirms that the undersigned understands that the Underwriter and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with this Agreement.

                                        Very truly yours,
                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

Dated:  July ___, 1999

                                                                       Exhibit F

                      American Mobile Satellite Corporation
                            10802 Parkridge Boulevard
                             Reston, Virginia 20191

                                LOCK-UP AGREEMENT

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Dear Sirs:

       The undersigned is a holder of securities of American Mobile Satellite Corporation, a Delaware corporation (the "Company"), and wishes to facilitate the public offering (the "Offering") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to a Registration Statement on Form S-3 (File No. 333-81549). The undersigned recognizes that the Offering will be of benefit to the undersigned.

       In consideration of the foregoing and in order to induce you to act as Underwriter in connection with the Offering, the undersigned hereby agrees, for the benefit of the Company and the Underwriter, that during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc., offer, sell, contract to sell, swap, make any short sale, pledge, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), grant any option to purchase or otherwise dispose (or publicly announce the undersigned's intention to do any of the foregoing) of, directly or indirectly, any shares of Common Stock or other capital stock of the Company, or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock or other capital stock of the Company that the undersigned currently beneficially owns (within the meaning of Rule 13d-3 under the Exchange
Act), directly or indirectly, or may beneficially own, directly or indirectly, in the future; provided, however, that the foregoing 90-day restriction shall not apply to 401(k) benefit plan transfers and shall only be applicable for so long as the undersigned is an employee of the Company.

       The undersigned confirms that the undersigned understands that the Underwriter and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with this Agreement.

                                        Very truly yours,
                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

Dated:  July ___, 1999

                                                                       Exhibit G

         PERSONS DELIVERING A LOCK-UP AGREEMENT PURSUANT TO SECTION 6(k)

Carson E. Agnew
Thomas P. Bowen
Richard J. Burnheimer
Daniel Croft
Michael D. Fabbri
Robert L. Goldsmith
Paul M. Gremaud
Lon C. Levin
Susan Byrd Lubert
Dennis W. Matheson
Brian E. Nimmo
Gary M. Parsons
Deborah L. Peterson
Walter V. Purnell, Jr.
Randy S. Segal
W. Bartlett Snell
Patricia C. Tikkala
Matthew J. Whitehead, II

                                                                       Exhibit H

                                LOCK-UP AGREEMENT

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Dear Sirs:

       The undersigned is a holder of securities of American Mobile Satellite Corporation, a Delaware corporation (the "Company"), and wishes to facilitate the public offering (the "Offering") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to a Registration Statement on Form S-3 (File No. 333-81549). The undersigned recognizes that the Offering will be of benefit to the undersigned.

       In consideration of the foregoing and in order to induce you to act as Underwriter in connection with the Offering, the undersigned hereby agrees, for the benefit of the Company and the Underwriter, that during the period beginning from the date hereof and continuing to and including the date 120 days after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc., offer, sell, contract to sell, swap, make any short sale, pledge, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), grant any option to purchase or otherwise dispose (or publicly announce the undersigned's intention to do any of the foregoing) of, directly or indirectly, any shares of Common Stock or other capital stock of the Company, or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock or other capital stock of the Company that the undersigned currently beneficially owns (within the meaning of Rule 13d-3 under the Exchange
Act), directly or indirectly, or may beneficially own, directly or indirectly, in the future; provided that the outstanding Registration Statement on Form S-3 shall not be deemed to violate this agreement.

       The undersigned confirms that the undersigned understands that the Underwriter and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with this Agreement.

                                        Very truly yours,
                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

Dated:  July ___, 1999

                                                                       Exhibit I

                           AMERICAN MOBILE CORPORATION

                                LOCK-UP AGREEMENT

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Dear Sirs:

       The undersigned is a holder of securities of American Mobile Satellite Corporation, a Delaware corporation (the "Company"), and wishes to facilitate the public offering (the "Offering") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to a Registration Statement on Form S-3 (File No. 333-81549). As a shareholder, the undersigned recognizes that the Offering will be of benefit to the undersigned and other shareholders of the Company.

       In consideration of the foregoing and in order to induce you to act as Underwriter in connection with the Offering, the undersigned hereby agrees, for the benefit of the Company and the Underwriter, that during the period beginning from the date hereof and continuing to and including the date 120 days after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc., offer, sell, contract to sell, swap, make any short sale, pledge, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), grant any option to purchase or otherwise dispose (or publicly announce the undersigned's intention to do any of the foregoing) of, directly or indirectly, any shares of Common Stock or other capital stock of the Company, or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock or other capital stock of the Company that the undersigned currently beneficially owns (within the meaning of Rule 13d-3 under the Exchange
Act), directly or indirectly, or may beneficially own, directly or indirectly, in the future; provided that neither the offer or sale of the Company's common stock as part of the exercise of the Underwriters' over-allotment option nor the pendency of the outstanding Registration Statement on Form S-3 (No. 333-71423) alone shall be deemed to violate this agreement.

       The undersigned confirms that the undersigned understands that the Underwriter and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with this Agreement.

                                 Very truly yours,

                                 MOTOROLA, INC.

                                 By:
                                     ----------------------------------
                                     Name:
                                     Title:

Dated:  July ___, 1999